SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 16, 2002

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                  0-25107                13-3899472
    ----------------------   -----------------------   -------------------
      (State or Other             (Commission            (I.R.S. Employer
      Jurisdiction of             File Number)        Identification Number)
      Incorporation)

                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)

                                 (212) 725 6550
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              (Registrant's telephone number, including area code)






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ITEM 7.   EXHIBITS.

Exhibit
Number   Description

99.1     Press Release dated October 16, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

On October 16, 2002, the Registrant issued a press release announcing its results for the third quarter of 2002, as well as the launch of a new version of its website. The full text of the press release, attached as Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DICE INC.



                                           By:/s/ Brian P. Campbell
                                              ----------------------------
                                              Name:  Brian P. Campbell, Esq.
                                              Title: Vice President and General
                                                     Counsel

Dated: October 16, 2002